UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 16, 2005

AMDL, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-27689	33-0413161
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2492 Walnut Avenue, Suite 100, Tustin, California		92780
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-505-4461

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 16, 2005 AMEX sent a Warning Letter to Registrant stating that Registrant failed to comply with Section 301 of the AMEX Company Guide which required AMDL to obtain AMEX's prior approval of the issuance of Registrant's shares issued in its August 2005 private placement. Notwithstanding the foregoing, on September 21, 2005, AMDL received a letter from AMEX stating that Registrant has resolved the continued listing deficiency based on approval of the listing of the shares in the private placement pursuant AMDL’s application, which was originally filed on September 6, 2005. Based on the letter received from AMEX, AMDL is now in compliance with Section 301 of the AMEX Company Guide.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release, dated September 21, 2005, announcing receipt of the AMEX Notification

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMDL, Inc.

September 21, 2005	By:	Gary L. Dreher

Name: Gary L. Dreher
Title: President & CEO

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 21, 2005